Exhibit 32

STATEMENT OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
OF ASTEC INDUSTRIES, INC.
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

This certificate is being delivered pursuant to the requirements of Section 1350 of Chapter 63 (Mail Fraud) of Title 18 (Crimes and Criminal Procedures) of the United States Code and shall not be relied on by any person for any other purpose.

The undersigned, who are the Chief Executive Officer and Chief Financial Officer, respectively, of Astec Industries, Inc. (the "Company"), hereby each certify that, to the undersigned's knowledge:

The Quarterly Report on Form 10-Q of the Company (the "Report"), which accompanies this Certification, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and all information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated this 14th day of August, 2003.

/s/ J. Don Brock
Chairman of the Board and President
(Chief Executive Officer)

/s/ F. McKamy Hall
Vice President & Chief Financial Officer